 4 May 2016  Investor Presentation (2Q2016)(financials as of Q1 2016)

 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s 2015 Annual Report on Form 10-K and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarter ended March 31, 2016, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, that the businesses of WesBanco and Your Community Bankshares, Inc. (“YCB”) may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the proposed merger of WesBanco and YCB may not be fully realized within the expected timeframes; disruption from the proposed merger of WesBanco and YCB may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the proposed merger may not be obtained on the expected terms and schedule; YCB’s shareholders may not approve the proposed merger; the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; internet hacking; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.  Forward-Looking Statements  *

 *  Who and Where We Are  Founded in 1870Headquartered in Wheeling, WV$8.6 billion in assets141 financial centersStrong credit quality and regulatory complianceGrowing market shareTop 10: Columbus, Pittsburgh, and West VirginiaTop 20: CincinnatiDiversified revenue generationTrust servicesSecurities brokerageWealth managementInvestment managementInsurance  Top Market Share  Balanced Market Distribution  Note: asset, location, loan, and deposit data as of 3/31/2016; market share based on MSA deposit rankings (source: SNL) (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA reflects announced HBAN-FMER merger & excludes single Wells Fargo branch)

 Executive  Position  Years inBanking  Years atWSBC  James Gardill  Chairman of the Board  44*  44  Todd Clossin  President & Chief Executive Officer  32  3  Robert Young  EVP & Chief Financial Officer  30  15  Ivan Burdine  EVP & Chief Credit Officer  36  3  Jonathan Dargusch  EVP – Wealth Management  35  6  Jay Zatta  EVP – Chief Lending Officer  30  8  Lynn Asensio  EVP – Retail Administration  38  11  Michael Perkins  EVP – Chief Risk & Admin Officer  21  21  Experienced and Stable Management Team  * as legal counsel to WesBancoNote: all key operating executives listed have large firm experience  *

 *  Key Differentiators  Emerging regional financial services company with a community bank at its coreDiversified revenue growth engines with a critical focus on credit qualityWell-balanced loan and deposit distribution across footprintRobust legacy market share combined with three major metropolitan marketsTop ten market share in the Pittsburgh and Columbus MSAsStrong legacy of credit and risk managementSolid, and growing, non-interest income generation$3.6B of assets under management through our 100-year old trust business$894MM AUM through our proprietary mutual funds, the WesMark FundsFocus on cross-selling – average ratio on new consumer relationships has increased 37% to 4.3Strong expense management culture with an efficiency ratio of 55.5%, despite having sizable non-bank fee-based businesses  Note: financial data as of quarter ending 3/31/2016; market share based on MSAs (source: SNL); cross-sale data is measured 90 days after relationship opening and reflects Dec-2015 compared to Dec-2013; please see the efficiency ratio reconciliation in the appendix  Well-positioned for continued, high-quality growth

 *  Diversified Growth Strategies  Diversified loan portfolio with a focus on Commercial and Industrial (C&I)Increased productivity from and enhancements to the commercial lending teamLong history of strong wealth management capabilitiesProprietary mutual funds, and a century of trust experienceEstablished wealth management, insurance, and private banking services are keys to fee income strategyTraditional retail banking services strategiesFocus on customer convenience and serviceInstitution-wide dedication to cross-selling across multiple marketsStrong culture of expense management Focus on delivering positive operating leverage while making investmentsEmphasis on technology to streamline and improve processesFranchise expansion in contiguous marketsTargeted acquisitions within a reasonable geographic hub of our headquarters

 *  Diversified Loan Portfolio  Realignment of resources to higher growth marketsFocus on Commercial and Industrial (C&I) business with dedicated C&I and Business Banking teams in all metropolitan markets with limited direct and indirect credit exposure to the energy industry  Composition as of 3/31/2016  Total Loans = $5.1B  Composition as of 3/31/2011  Total Loans = $3.2B

 *  Diversified Loan Portfolio – Energy Exposure  In general, efforts related to the shale oil and gas industry are centered on deposit and wealth management growth as opposed to loan growthMinimal exposure to the oil, gas, and coal industryDirect exposure is approximately 1% of $5.1B total loan portfolioIndirect exposure is an additional approximate 2% of the total loan portfolioReview of loans to the oil, gas, and coal industry performed during the fourth quarter of 2015 did not identify any material portfolio weakness on an aggregate basisNo material change in credit quality as of March 31, 2016While reduced oil and natural gas prices have led to a slowdown in new well drilling, investments continue to be made in our regions by large energy companies as these stronger energy players see the proven leases as a long-term investment opportunity  Note: loan and asset data as of 3/31/16

 *  Strong Wealth Management Capabilities  Trust, Securities Brokerage, Private Banking, and Insurance consolidated under one executive management team$3.6B of trust and mutual fund assets under management$315MM in private banking loans and depositsMore than 5,000 trust and 1,000 private banking relationshipsSignificant growth opportunities from shale-related private wealthRobust product capabilities:Trust and investment management, and securities investment salesPrivate client servicesFinancial, retirement, and estate planningInsurance (personal, commercial, title, health)  CAGR4%  Note: assets and clients as of 3/31/16; WesMark Funds net assets as of 3/31/16  Net Assets GrowthGov’t BondWV Muni BondBalancedSm. Co. Growth  ($MM)$323.1$258.7$121.1$ 99.6$ 91.5  Trust Assets (Market Value as of 12/31) ($B)

 *  Well-Positioned in Growing Wealth Markets  ~90% of deposits and trust assets located in Marcellus/Utica shale regions  Median Household Income  Shale Formations Marcellus Utica  Note: assets and location data as of 3/31/2016; household income data as of 2012 (source: SNL)

 *  Retail Banking Strategies  Efficient financial center network with effective staff management and technology utilization supported by centralized, low-cost back office functionsFull suite of treasury management products, including international services, and enhanced wire and lockbox capabilitiesTransitioning financial center personnel from transaction-based to sales-based activityFull integration of CRM system to ensure relationship building and referralsCenters in key markets have bankers licensed to offer investment productsMajority of center managers have completed or are enrolled in our Business Banking Academy program Strong growth in securities sales, business banking loans, and e-banking feesContinuous reviews for financial center optimizationTechnology deployments and an omni-channel distribution modelSince 2012, closed nine offices, downsized five, and opened three new offices in more attractive markets  Note: location data as of 3/31/2016

 *  Strong Culture of Expense Management  Scalable technology infrastructure supports both organic and acquisition growth without significant additional investmentUtilize technology to reduce travel cost and enhance communicationCommunication infrastructure modernization has reduced communication costs more than 40% since 2013Upgrade of corporate phone systems and increased utilization of video conferencingElimination of all personal computers with installation of “thin-client” technology   Note: financial data as of 12/31/2015; please see the efficiency ratio reconciliation in the appendix; peer average efficiency ratio represents a simple average of WSBC’s peer group (source – as of 5/2/16: SNL, company reports); peer group includes SRCE, CHFC, CBU, EGBN, FNB, FCF, FFBC, FRME, NBTB, ONB, PRK, PNFP, STBA, TMP, TOWN, UBSH, UBSI  Efficiency Ratio

 *  Franchise Expansion  Focus on targeted acquisitions in existing markets and new higher-growth metro areasHistory of successful acquisitions that have improved earningsAdequate capital and liquidity, along with strong regulatory relationships, provides ability to execute transactions quickly Diligent efforts to retain a community bank look and feelCritical, long-term focus on shareholder return  Contiguous Markets Radius  Recent Acquisitions  ESB: announced Oct-14; closed Feb-15Fidelity: announced Jul-12; closed Nov-12AmTrust (5 branches): announced Jan-09; closed Mar-09Oak Hill: announced Jul-07; closed Nov-07

 *  Long-Term Value Proposition  Diversified and well-balanced regional financial services companyStrong legacy of credit and risk managementDisciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage and increases shareholder valueWell-defined growth strategies for long-term success of key stakeholdersAverage loans to average deposits ratio of 83.2% provides significant opportunity for growthRegularly achieve 5-star ratings from Baeur Financial and recognition as one of America’s best banks*  * as recognized by a leading financial magazineNote: loan to deposit ratio represents 3/31/16 quarter; please see the ROTCE reconciliation in the appendix for WSBC and WSBC (excl. merger expenses); peer ROTCE from SNL (as of 5/1/16) and represents a simple average of WSBC’s peer group (see slide #11)  Return on Tangible Common Equity (ROTCE)

 Financial Overview

 *  Financial and Operational Highlights – Q1 2016  Net income up 13.2 % and EPS up 1.7% (excluding merger-related costs)Return on tangible common equity of 14.4%5.4% organic loan growth since 3/31/2015Non-interest income increased 6.6% year-over-year driven by higher e-banking and deposit fees, net securities gains, and other incomePositive operating leverage driven by a core focus on return on investment, allowing a strong efficiency ratio of 55.5%, compared to 58.2% a year agoContinued improvement in asset quality as non-performing loans to total loans ratio of 0.85% improved 35 basis points from a year agoLoan pipelines remain robust, and anticipate mid-single digit overall loan growth, tempered by quarterly construction loan portfolio fluctuations  Note: financial data as of quarter ending 3/31/2016, which reflects impact of the ESB merger, and compared the quarter ending 3/31/2015; please see the reconciliations to GAAP results in the appendix

 Financial Performance Summary  *  (1) excludes merger-related expensesNote: please see the reconciliations to GAAP results in the appendix; ESB Financial Corporation merger consummated February 10, 2015    Three Months Ending  Three Months Ending    Twelve Months Ending  Twelve Months Ending    ($000s, except earnings per share)  3/31/15  3/31/16  Change  12/31/14  12/31/15  Change  Net Income (1)  $ 20,213  $ 22,874  13.2%  $ 70,825  $ 87,965  24.2%  Diluted Earnings per Share (1)  $ 0.59  $ 0.60  1.7%  $ 2.41  $ 2.34  (2.9%)  Net Charge-Offs as % of Average Loans   0.16%   0.12%  (4bp)   0.23%   0.20%  (3bp)                Net Interest Margin (FTE)  3.59%  3.29%  (30bp)  3.61%  3.41%  (20bp)  Return on Average Assets (1)  0.83%   1.08%  25bp   1.13%   1.08%  (5bp)  Return on Average Tangible Equity (1)  11.78%  14.40%  262bp  15.57%  14.58%  (99bp)  Efficiency Ratio (1)  58.24%  55.52%  (272bp)  59.59%  57.05%  (254bp)

 Net Interest Margin  Net interest margin has been impacted due toA change in the mix of investments to total earning assets and lower yields on securities portfolio primarily due to the ESB Financial mergerRepricing of existing loans and competitive pricing on new loans“Lower for longer” interest rate environment with a flatter yield curve and LIBOR swap spreadsPositioned for asset sensitivity in rising rate shock and ramp environments  *  Net Interest Margin (FTE)

 Securities Portfolio  Securities portfolio represents ~28% of total assetsAgency securities calls during Q1 2016; plus, selective sales to manage risk and portfolio efficiencyHigher percentage of assets due to ESB Financial mergerBalance sheet risk reduction strategyUse to fund future loan growthNo credit-related issuesAverage tax-equivalent portfolio yield of 2.90%Weighted average life ~4.4 years54% unpledgedHelps stay under $10B threshold even with 1-2 smaller acquisitions during next 1-3 years (adjust portfolio size)  *  Composition as of 3/31/2016  Total Securities = $2.4B  Note: financial data as of 3/31/2016

 Interest Rate Sensitivity  Positioned for asset sensitivity in a rising rate ramp environment  *  Immediate Change in Interest Rates  Change in Net Interest Incomefrom Base over One Year  Change in Net Interest Incomefrom Base over One Year  Immediate Change in Interest Rates  December 31, 2015  March 31, 2016  +1% Rate Shock  +3.6%  +4.0%  +2% Rate Shock  +5.5%  +5.6%  +3% Rate Shock  +6.2%  +6.3%  +2% Rate Ramp  +3.0%  +3.2%  (1%) Rate Shock  (2.7%)  (2.5%)        EVE +2% Rate Shock  +1.9%  +3.8%  EVE (1%) Rate Shock  (8.8%)  (9.9%)  Note: “EVE” is the economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios

 Diversified Revenue Generation: Non-Interest Income  Operating non-interest income contributed 24% of net revenue in 2015Wealth management businesses (trust, securities brokerage) contributed $ 29.6MM to 2015 revenue, a year-over-year increase of $1.6MM due to customer development initiatives and new talent hires in several regions1Q16 operating non-interest income reflects growth in electronic banking and deposits fees from higher transaction volume and growth in demand and savings deposit products  *  Note: operating non-interest income (excludes gain/loss on securities and on sale of OREO property) is a non-GAAP measure, please see the reconciliations to GAAP results in the appendix  Operating Non-Interest Income ($MM)

 Conservative underwriting standardsFive consecutive “outstanding” CRA ratingsAnalyzing cost of processes for crossing the $10B Dodd-Frank thresholdLiquidity, loan, and capital stress testing in preparation for post-$10B DFAST reportingEnhancing our strong compliance management systemStrong risk-based capital ratios well above regulatory requirements  Risk Management and Regulatory Compliance  *  Basel III Tier 1 Risk-Based Capital Ratio  Basel III Common Equity Tier 1 Capital Ratio

 Returning Value to Shareholders  Since 2010, dividend has increased 71%1Q16 dividend payout ratio 40.0%, compared to 33.6% for SNL $5-10B bank peer group1Q16 dividend yield 3.0%, compared to 2.2% for SNL $5-10B bank peer group  *  Dividends per Share ($)  Note: dividend increase is through Feb-2016 announced dividend increase; WSBC dividend yield based upon 4/25/16 closing stock price of $32.11; SNL bank peer group dividend data as of 1Q2016 (as of 5/2/16)

 *  Investment Rationale  Diversified and well-balanced regional financial services companyDisciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage and increases shareholder valueStrong legacy of credit and risk managementFavorable asset quality when compared to regional and national peersWell-defined growth strategies for long-term success of key stakeholders Focus on returning value to shareholdersStock trades at a 1-2x multiple discount – despite above peer financial performance  Well-positioned for continued, high-quality growth withstrong upside market appreciation potential

 Appendix

 Financial Performance Summary Trend – Annual   *  Efficiency Ratio (1)  Net Income (1) ($MM)  (1) excludes merger-related expensesNote: please see the reconciliations to GAAP results in the appendix; ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012  Return on Average Tangible Equity (1)  Return on Average Assets (1)

 Loan loss allowance decline due to improvement in credit quality  Legacy Loan Loss Allowance to Legacy Loans  Non-Performing Assets to Total Assets  Net Charge-Offs as % of Average Loans  NPAs to Total Loans, OREO & Repossessed Assets  Diligent Focus on Credit Quality  *  Note: please see the reconciliations to GAAP results in the appendix; ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012

 Stock Performance: Long-Term Cumulative Return  *  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 Reconciliation: Efficiency Ratio  *  Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012    Three Months Ending  Three Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  ($000s)  3/31/15  3/31/16  12/31/11  12/31/12  12/31/13  12/31/14  12/31/15  Non-Interest Expense  $ 53,441  $ 45,343  $140,295  $150,120  $160,998  $161,633  $193,923  Restructuring & Merger-Related Expense  $ (9,733)  $ --  $ --  $ (3,888)  $ (1,310)  $ (1,309)  $(11,082)  Non-Interest Expense excluding Restructuring & Merger-Related Exp.  $ 43,708  $ 45,343  $140,295  $146,232  $159,688  $160,324  $182,841                  Net Interest Income (FTE-basis)  $ 56,857  $ 62,276  $175,885  $175,027  $192,556  $200,545  $246,014  Non-Interest Income  $ 18,190  $ 19,393  $ 59,888  $ 64,775  $ 69,285  $ 68,504  $ 74,466  Total Income  $ 75,047  $ 81,669  $235,773  $239,802  $261,841  $269,049  $320,480                  Efficiency Ratio  58.24%  55.52%  59.50%  60.98%  60.99%  59.59%  57.05%

 Reconciliation: Net Income and EPS (Diluted)  *    Three Months Ending  Three Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  ($000s, except earnings per share)  3/31/15  3/31/16  12/31/11  12/31/12  12/31/13  12/31/14  12/31/15  Net Income  $ 13,887  $ 22,874  $ 43,809  $ 49,544  $ 63,925  $ 69,974  $ 80,762  Restructuring & Merger-Related Expense (Net of Tax)  $ 6,326  $ --  $ --  $ 2,527  $ 851  $ 851   $ 7,203  Net Income (excluding restructuring & merger-related expense)  $ 20,213  $ 22,874  $ 43,809  $ 52,071  $ 64,776  $ 70,825  $ 87,965                  Net Income per Diluted Share  $ 0.40  $ 0.60  $ 1.65  $ 1.84  $ 2.18  $ 2.39  $ 2.15  Restructuring & Merger-Related Expense per Diluted Share (Net of Tax)  $ 0.19  $ --  $ --  $ 0.09  $ 0.03  $ 0.03  $ 0.19  Earnings per Diluted Share (excluding restructuring & merger-related expenses)  $ 0.59  $ 0.60  $ 1.65  $ 1.93  $ 2.21  $ 2.42  $ 2.34                  Average Common Shares Outstanding – Diluted (000s)  34,478  38,402  26,615  26,889  29,345  29,334  37,547  Note: ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012

 *    Three Months Ending  Three Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  ($000s)  3/31/15  3/31/16  12/31/11  12/31/12  12/31/13  12/31/14  12/31/15  Net Income (1)  $ 56,319  $ 91,999  $ 43,809  $ 49,544  $ 63,925  $ 69,974  $ 80,762  Merger-Related Expenses (net of tax) (1)  $ 6,326  $ --  $ --  $ 2,527  $ 851  $ 851  $ 7,203  Net Income before Merger-Related Expenses  $ 62,645  $ 91,999   $ 43,809  $ 52,071  $ 64,776  $ 70,825  $ 87,965                  Average Assets  $7,531,095  $8,551,720  $5,440,243  $5,606,386  $6,109,311  $6,253,253  $8,123,981                  Return on Average Assets  0.75%  1.08%  0.81%  0.88%  1.05%  1.12%  0.99%  Return on Average Assets (excluding merger-related expenses)  0.83%  1.08%  0.81%  0.93%  1.06%  1.13%  1.08%   (1) three-month net income figures are annualized; amortization of intangibles tax effected at 35%Note: ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Assets

 *    Three Months Ending  Three Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  ($000s)  3/31/15  3/31/16  12/31/11  12/31/12  12/31/13  12/31/14  12/31/15  Net Income (1)  $ 56,319  $ 91,999  $ 43,809  $ 49,544  $ 63,925  $ 69,974  $ 80,762  Amortization of Intangibles (1)  $ 1,491  $ 1,908  $ 1,566  $ 1,398  $ 1,487  $ 1,248  $ 2,038  Net Income before Amortization of Intangibles  $ 57,810  $ 93,907  $ 45,375  $ 50,942  $ 65,412  $ 71,222  $ 82,800  Merger-Related Expenses (net of tax) (1)  $ 6,326  $ --  $ --  $ 2,527  $ 851  $ 851  $ 7,203  Net Income before Amortization of Intangibles & Merger-Related Expenses  $ 64,136  $ 93,907   $ 45,375  $ 53,469  $ 66,263  $ 72,073  $ 90,003                  Average Total Shareholders Equity  $956,836  $1,139,514  $625,061  $656,684  $733,249  $780,423  $1,059,490  Average Goodwill & Other Intangibles, Net of Deferred Tax Liabilities  $(412,454)  $(487,210)  $(280,718)  $(281,326)  $(318,913)  $(317,523)  $(442,215)  Average Tangible Equity  $544,382  $652,304  $344,343  $375,358  $414,336  $462,900  $617,275                  Return on Average Tangible Equity  10.62%  14.40%  13.18%  13.57%  15.79%  15.39%  13.41%  Return on Average Tangible Equity (excluding merger-related expenses)  11.78%  14.40%  13.18%  14.24%  15.99%  15.57%  14.58%   (1) three-month net income figures are annualized; amortization of intangibles tax effected at 35%Note: ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012  Reconciliation: Return on Average Tangible Equity

 Reconciliation: Operating Non-Interest Income  *    Three Months Ending  Three Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  ($000s)  3/31/15  3/31/16  12/31/13  12/31/14  12/31/15  Service Charges on Deposits  $ 3,652  $ 3,952  $ 17,925  $ 16,135  $ 16,743  Electronic Banking (e-Banking) Fees  $ 3,325  $ 3,604  $ 12,198  $ 12,708  $ 14,361  Trust Fees  $ 6,053  $ 5,711  $ 19,577  $ 21,069  $ 21,900  Net Securities Brokerage Revenue  $ 2,059  $ 1,896  $ 6,248  $ 6,922  $ 7,692  Bank-Owned Life Insurance  $ 1,251  $ 973  $ 4,664  $ 4,614  $ 4,863  Other Fee Income  $ 1,706  $ 2,164  $ 8,070  $ 7,159  $ 7,603  Operating Non-Interest Income  $ 18,046  $ 18,300  $ 68,682  $ 68,607  $ 73,162  Net Securities Gains / (Loss)  $ 22  $ 1,111  $ 684  $ 903  $ 948  Net Gain / (Loss) on Other Real Estate Owned and Other Assets  $ 122  $ (18)  $ (81)  $ (1,006)  $ 356  Total Non-Interest Income  $ 18,190  $ 19,393  $ 69,285  $ 68,504  $ 74,466  Note: ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012

 *    Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  Twelve Months Ending  ($000s)  12/31/11  12/31/12  12/31/13  12/31/14  12/31/15  Loan Loss Allowance  $ 54,810  $ 52,699  $ 47,368  $ 44,654  $ 41,710  Acquired Allowance  $ --  $ --  $(582)  $(500)  $(1)  Legacy Loan Loss Allowance  $ 54,810  $ 52,699  $ 46,786  $ 44,154  $ 41,709              Total Portfolio Loans  $3,239,368  $3,687,762  $3,894,917  $4,086,766  $5,065,842  Acquired Loans  $ --  $(313,398)  $(227,429)  $(197,023)  $(773,190)  Total Legacy Portfolio Loans  $3,239,368  $3,374,364  $3,667,488  $3,889,743  $4,292,652              Legacy Loan Allowance as a % of Total Legacy Portfolio Loans  1.69%  1.56%  1.28%  1.14%  0.97%  Note: ESB Financial merger closed February 2015 and Fidelity Bancorp merger closed November 2012  Reconciliation: Legacy Loan Loss Allowance to Total Legacy Loans